UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bath & Body Works, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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P.O. BOX 8016, CARY, NC 27512-9903	Bath & Body Works, Inc.
Important Notice Regarding the Availability
of Proxy Materials
Stockholders Meeting to be held on
June 8, 2023
For Stockholders of record as of April 10, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting and vote in person, go to: www.proxydocs.com/BBWI

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials and VOTE go to
www.proxydocs.com/BBWI which has the Combined
Annual Report and Proxy Statement
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 29, 2023.

To request paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/BBWI	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Bath & Body Works, Inc.

Meeting Type:	Annual Meeting of Stockholders
Date:	Thursday, June 8, 2023
Time:	8:30 AM Eastern Time
Place:	Bath & Body Works, Inc.
Three Limited Parkway
Columbus, Ohio 43230

SEE REVERSE FOR FULL AGENDA

Bath & Body Works, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

1 YEAR ON PROPOSAL 4

AGAINST ON PROPOSAL 5

PROPOSAL

1.	Elect the 13 nominees proposed by the Board of Directors as directors.

1.01 Patricia S. Bellinger

1.02 Alessandro Bogliolo

1.03 Gina R. Boswell

1.04 Lucy O. Brady

1.05 Francis A. Hondal

1.06 Thomas J. Kuhn

1.07 Danielle M. Lee

1.08 Michael G. Morris

1.09 Sarah E. Nash

1.10 Juan Rajlin

1.11 Stephen D. Steinour

1.12 J.K. Symancyk

1.13 Steven E. Voskuil

2.	Ratification of the appointment of our independent registered public accountants.

3.	Advisory vote to approve named executive officer compensation.

4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.

5.	Stockholder proposal regarding an independent board chairman, if properly presented at the meeting.

NOTE: Transact such other business as may properly come before the meeting.